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                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) August 26, 2004


                            PATIENT INFOSYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                    0-22319               16-1476509
(State or Other Jurisdiction of (Commission File Number)     (IRS Employer
         Incorporation)                                    Identification No.)


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 46 Prince Street, Rochester, New York              14607
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(Address of Principal Executive Offices)          (Zip Code)
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Registrant's telephone number, including area code:  (585) 242-7200

          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 Entry into a Material Definitive Agreement.

     On August 26, 2004, the Registrant announced the execution of an Agreement of Purchase and Sale dated as of August 26, 2004 (the "Agreement") to acquire all of the outstanding capital stock of CBCA Care Management, Inc.

     The Agreement was entered into by and among the Registrant, CBCA Care Management, Inc. and CBCA, Inc. Pursuant to the terms of the Agreement, the Registrant will purchase all of the outstanding capital stock of CBCA Care Management, Inc. for $7,100,000, subject to certain purchase price adjustments. $710,000 of the purchase price was paid upon signing and $6,390,000, subject to the adjustments, is payable at the closing. The Registrant will need to obtain additional capital in order to pay the consideration required under the
Agreement. It may sell equity or debt securities or borrow funds from banks or other financial institutions. The Agreement, which has been approved by the Board of Directors of both companies, is subject to customary closing conditions.

ITEM 9.01  Financial Statements and Exhibits

(c)  Exhibits

     Exhibit No.                Description

        10.75 Agreement of Purchase and Sale dated as of August 26, 2004 by and among the Registrant, CBCA Care Management, Inc. and CBCA, Inc.
        99.1     Press Release issued by the Registrant on August 26, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PATIENT INFOSYSTEMS, INC.

Date:  August 26, 2004                By:    /s/Roger L. Chaufournier
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                                             Roger L. Chaufournier
                                             Chief Executive Officer



                                  EXHIBIT INDEX

Exhibit 10.75 Agreement of Purchase and Sale dated as of August 26, 2004 by and among the Registrant, CBCA Care Management, Inc. and CBCA, Inc.
Exhibit 99.1     Press release issued on August 26, 2004.